UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)                February 29, 2008

TELEFLEX INCORPORATED
(Exact name of Registrant as Specified in Its Charter)

Delaware	1-5353	23-1147939
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation or Organization)		Identification No.)

155 South Limerick Road, Limerick, Pennsylvania	19468

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code                                                                        (610) 948-5100

Not applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
     In connection with the conference call held by Teleflex Incorporated (the “Company”) on February 29, 2008 to discuss its financial results for the fourth quarter and fiscal year ended December 31, 2007, the Company referenced a slide presentation, which was made available in advance of the call through the Company’s website. A copy of the slide presentation is furnished as Exhibit 99.1 to this Current Report.
     The information furnished pursuant to Item 7.01 of this Current Report, including Exhibit 99.1, shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
          99.1     Investor Conference Call Slide Presentation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 29, 2008	TELEFLEX INCORPORATED
	By:	/s/ Kevin K. Gordon
		Name:	Kevin K. Gordon
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Investor Conference Call Slide Presentation